SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 9, 2004

BRADLEY PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-18881 (Commission File Number)	22-2581418 (IRS Employer Identification No.)

383 Route 46 West, Fairfield, New Jersey (Address of principal executive office)	07004 (Zip Code)

Registrant’s telephone number, including area code: (973) 882-1505

Item 5. Other Events

On June 9, 2004, the Company announced that it has entered into a definitive agreement to acquire the assets of Bioglan Pharmaceuticals Company, a wholly-owned subsidiary of Quintiles Transnational Corp. A copy of the related press release is attached hereto.

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1- Press Release by Bradley Pharmaceuticals, Inc. dated June 9, 2004

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRADLEY PHARMACEUTICALS, INC.

By: /s/ R. Brent Lenczycki
     R. Brent Lenczycki
       Chief Financial Officer

Dated: June 9, 2004